                                                                    EXHIBIT 99.5

             METALLURG HOLDINGS, INC. AND CONSOLIDATED SUBSIDIARIES
            PRO FORMA CONDENSED STATEMENT OF CONSOLIDATED OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
                                 (In thousands)

                                                                    Pro Forma
                                                      Historical   Adjustments     Pro Forma
                                                      ----------   -----------     ---------

Total revenue.....................................     $419,209    $(23,369)(a)     $395,840
                                                       --------    --------         --------

Operating costs and expenses:
   Cost of sales..................................      362,550     (18,863)(b)      343,687
   Selling, general and administrative expenses...       39,461      (2,921)(c)       36,540
   Environmental expense recoveries...............         (750)         --             (750)
                                                       --------    --------         --------

   Total operating costs and expenses ............      401,261     (21,784)         379,477
                                                       --------    --------         --------

   Operating income...............................       17,948      (1,585)          16,363

Other income (expense):
   Other income, net..............................        5,491          --            5,491
   Interest expense, net..........................      (17,039)       (242)(d)      (17,281)
                                                       --------    --------         --------

   Income before income tax provision, minority
     interest and extraordinary item .............        6,400      (1,827)           4,573
Income tax provision .............................        7,959      (2,797)(d)        5,162
                                                       --------    --------         --------

   Loss before minority interest and extraordinary       (1,559)        970             (589)
     item.........................................
Minority interest ................................            7          --                7
                                                       --------    --------         --------
   Loss before extraordinary item.................     $ (1,552)   $    970         $   (582)
                                                       ========    ========         ========


------------------

(a) Reflects the following:

    Total revenue of EWW and TMS................................................    $(41,139)
    Adjustment of intergroup activity between the above companies and the
      companies retained by Metallurg...........................................      17,770
                                                                                    --------
                                                                                    $(23,369)
                                                                                    ========

(b) Reflects the following:

    Total cost of sales of EWW and TMS..........................................    $(35,999)
    Adjustment of intergroup activity between the above companies and the
      companies retained by Metallurg...........................................      17,136
                                                                                    --------
                                                                                    $(18,863)
                                                                                    ========

(c) Reflects the following:

    Expenses of EWW and TMS.....................................................    $ (2,450)
    Amortization of goodwill relating to EWW....................................       (471)
                                                                                    --------
                                                                                    $ (2,921)
                                                                                    ========

(d) Reflects the activity of EWW and TMS.